UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2011

Clear Skies Solar, Inc.

 (Exact name of Registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (516) 282-7652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.

Unregistered Sales of Equity Securities.

On February 25, 2011, Clear Skies Solar, Inc. (the “Company”) raised $120,000 in a private placement to two Accredited Investors of four million shares of common stock, par value of $.001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase, for a prepaid amount included in the closing, up to an aggregate of 7 million additional shares of Common Stock.

The Warrants are immediately exercisable by the warrant holder by delivery of a completed Subscription Notice to the Company; provided, however, the warrant holder shall not be entitled to exercise the Warrant to acquire that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by such holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of the Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by such holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities and Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, such holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from such Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.

The Common Stock and Warrants were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided in Sections 4(2) and 4(5), and  Regulation D thereof, as a transaction by the Company not involving a public offering.   Appropriate restrictive legends were affixed to the stock certificates and Warrants.

The material terms and conditions of the Investment Agreements and Warrants for the foregoing private placement are set forth in the Exhibits 4.1 and 10.1 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Warrant, dated February 25, 2011, issued to the Accredited Investors.
10.1	Form of Stock Purchase Agreement, dated February 25, 2011, between the Company and each of the Accredited Investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated:  March 3, 2011

By: /s/ Arthur Goldberg

Arthur Goldberg,

Chief Financial Officer

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